SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    October 19, 2004

                          VARIAN MEDICAL SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      1-7598                   94-2359345
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(State or Other Jurisdiction       (Commission File            (IRS Employer
      of Incorporation)                 Number)              Identification No.)

3100 Hansen Way, Palo Alto, CA                                  94304-1030
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code   (650) 493-4000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits.

            99.1 Form of Restricted Stock Agreement under Varian Medical Systems, Inc.'s Omnibus Stock Plan.

            99.2 Form of Nonqualified Stock Option Agreement under Varian Medical Systems, Inc.'s Omnibus Stock Plan.

            99.3 Form of Nonqualified Stock Option Agreement for Directors under Varian Medical Systems, Inc.'s Omnibus Stock Option Plan.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Varian Medical Systems, Inc.

                                          By:   /s/ JOSEPH B. PHAIR
                                                --------------------------------
                                          Name:  Joseph B. Phair
                                          Title: Vice President, Administration,
                                                 General Counsel and Secretary

Dated: October 19, 2004


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                                  EXHIBIT INDEX

     Number                              Exhibit
     ------                              -------

      99.1 Form of Restricted Stock Agreement under Varian Medical Systems, Inc.'s Omnibus Stock Plan.

      99.2 Form of Nonqualified Stock Option Agreement under Varian Medical Systems, Inc.'s Omnibus Stock Plan.

      99.3 Form of Nonqualified Stock Option Agreement for Directors under Varian Medical Systems, Inc.'s Omnibus Stock Option Plan.